Exhibit 99.1

Executive Summary Oceanview Mortgage Trust 2022-INV6 Dated: April 11, 2022
FORWARD THINKING. SEAMLESS SOLUTIONS.
6136 Frisco Square Blvd. | Suite 350 | Frisco, TX 75034 P: 888.892.1843 | evolvemortgageservices.com

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EXECUTIVE SUMMARY

Overview

Evolve Mortgage Services (“Evolve”) performed certain due diligence services (the “Review”) described below on loans backed by residential properties (the “Loans”) originated by various lenders and purchased by OA Asset Selector, LLC, or an affiliate. The Review was conducted via files imaged and provided by the lender or its designee for review.

Sample size of the assets reviewed and computation.

The original population of loans identified for review included 1,141 loans. Evolve randomly selected a sample resulting in a final population of 609 loans, totaling an aggregate principal balance of approximately $226,300,936.

The Review was conducted consistent with the criteria for Moody’s Investors Service, Inc. and Kroll Bond Rating Agency, LLC, the NRSROs identified in Item 3 of the ABS Due Diligence-15E.

In addition, Oceanview elected to have Evolve perform a document inventory and data scrub on a population of 532 loans (the “Limited Data Review”). The Limited Data Review consisted of a data capture and document inventory of, where applicable, the Final 1008/AUS, Final 1003 (Loan Application), Credit Report, Property Appraisal, Final HUD-1/Settlement Statement, Title, Mortgage/Deed of Trust, Note, Purchase Contract and Property Lease. Loan grading was not applied to the Limited Data Review loans and the Review results contained herein do not include any loans from the Limited Data Review.

Evolve is not aware of the overall securitization population as other third-party review (“TPR”) firms may have reviewed loans within the overall securitization loan population.

Quality or integrity of information or data about the assets: review and methodology.

Evolve compared data provided by the Client to the data found in the Loan files as captured during the Review. The data integrity review was completed versus data as provided at the time of initial diligence or subsequently updated. Not all data elements were provided to Evolve on each loan within the securitization population. This comparison, when data was available and applicable, subject to variances indicated, included the following data fields. In instances where the data was not provided, Evolve captured the missing data as part of their review.

Data Field	Variance	Data Field	Variance
Borrower Last Name	None	Original Term	None
Doc Type	None	Postal Code	None
Loan Amount	None	Property City	None
Loan Purpose	None	Property State	None
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Occupancy Type	None	Property Type	None
Original CLTV	+/- 1.0%	Qualifying Credit Score	+/- 5 points
Original Interest Rate	None	Qualifying DTI	+/- 3%
Original LTV	+/- 1.0%	Sales Price	None

Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Guideline Review: During the course of the review, Evolve confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items.

Credit Application: For the Credit Application, Evolve verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: Evolve’s review included confirming that a credit report that met guideline requirements was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, Evolve: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: Evolve determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, was not fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) bank statements.

Asset Review: Evolve assessed whether the asset documentation required by the guidelines and, as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, Evolve completed a review of the reserve calculation and any large deposits.

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Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by Evolve. During the course of this review, Evolve (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP Review: When provided and appropriate, Evolve verified that DU findings included an approved/eligible decision where required by the guidelines.

Occupancy Review: Evolve confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Fraud Review: Evolve reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Evolve conditioned the mortgage loan for the missing fraud report product.

Title Review: Evolve’s review included a review of the chain of title and the duration of ownership by the seller or borrower (whichever is applicable) satisfied the guidelines.

Additional Review of Mortgage Loan File: Evolve also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation.

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Regulatory Compliance: Evolve conducted a review to determine whether the loan met certain federal, state and local regulatory requirements at the time of origination when applicable. All applicable tests and disclosure reviews were graded in accordance with the Structured Finance Industry Group (“SFIG”) published RMBS 3.0 TRID Compliance Review Scope. The Regulatory Compliance Review conducted is fully detailed in Appendix A.

Value of collateral securing the assets: review and methodology.

Evolve’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. Evolve’s review included verifying the appraisal report was (i) on the appropriate GSE form (for the Residential Population), (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser (for residential properties) that was actively licensed to perform the valuation, (v) completed, for residential properties, such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

Loans with a CU Score in excess of 2.5 or where a CU Score was not available, require a third-party valuation report (such as a desk review) unless there are two appraisals in file. The third-party valuation report was reviewed for accuracy and the review value should be within 10% of the appraised value to allow the appraised value to be used to determine LTV/CLTV. In the event that the review value does not support the appraisal value, an additional review value (such as a Broker Price Opinion (BPO), a field review or value reconciliation) may have been provided by the client in order to support the value.

Loans with a Property Inspection Waiver (“PIW”) require a third-party valuation product such as an AVM to support the stated value within 10%. In the event the AVM did not adequately support the value, an additional review value such as a BPO or field review may have been provided by the client in order to support the value.

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSROs criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence-15E.

Compliance Results Summary

NRSRO Grade (Moody's and KBRA)	# Loans	% Compliance Reviewed Loans
A	600	98.52%
B	9	1.48%
Total	609	100.00%

Credit Results Summary

NRSRO Grade (Moody's and KBRA)	# Loans	% of Loans
A	603	99.01%
B	5	0.82%
C	1	0.16%
Total	609	100.00%

Property Valuation Results Summary

NRSRO Grade (Moody's)	# Loans	% of Loans
A	575	94.42%
B	29	4.76%
C	5	0.82%
Total	609	100.00%

NRSRO Grade (KBRA)	# Loans	% of Loans
A	575	94.42%
B	31	5.09%
C	3	0.49%
Total	609	100.00%

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Overall Results Summary

NRSRO Grade (Moody’s)	# Loans	% of Loans
A	561	92.12%
B	42	6.90%
C	6	0.99%
Total	609	100.00%

NRSRO Grade (KBRA)	# Loans	% of Loans
A	561	92.12%
B	44	7.22%
C	4	0.66%
Total	609	100.00%

Data Results Summary

Field Label	# Loans with Discrepancy	Total Times Compared	% Variance
Borr Last Name	167	609	27.42%
Doc Type	2	609	0.33%
Original CLTV	2	609	0.33%
Original Loan Amount	2	609	0.33%
Original LTV	2	609	0.33%
Property City	167	609	27.42%
Property Type	38	609	6.24%
Property Zip	3	609	0.49%
Qualifying Credit Score	4	609	0.66%
Qualifying DTI	46	609	7.55%
Sales Price	271	609	44.50%

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APPENDIX A

Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that Evolve did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Evolve are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Evolve is relying in reaching such findings.

Please be further advised that Evolve does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Evolve do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Evolve. Information contained in any Evolve report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Evolve to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Evolve are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Evolve does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by Evolve.

Evolve reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

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a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period; and

	vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s);

c)	Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;

d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;

e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

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iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable.

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm current applicable HUD form was provided;

ii)	determination that the loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

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(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

Evolve reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

■	Initial application (1003);

■	Final application (1003);

■	Note;

■	Appraisal;

■	Sales contract;

■	Title/Preliminary Title;

■	Initial TIL;

■	Final TIL;

■	Final HUD-1;

■	Initial and final GFE’s;

■	Right of Rescission Disclosure;

■	Mortgage/Deed of Trust;

■	Mortgage Insurance;

■	Tangible Net Benefit Disclosure;

■	FACTA disclosures; and

■	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by Evolve. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

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i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii)	review relevant document to determine if there was dual compensation; and

iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

(1)	Note: Where available, Evolve reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, Evolve’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

b)	Homeownership counseling (§1026.36):

	i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):

i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;

d)	Prohibition on Financing Credit Insurance (§1026.36):

i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and

e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and

ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

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(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));

b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

Evolve reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). Evolve determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, Evolve notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, Evolve notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, Evolve reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, Evolve reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, Evolve then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

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The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, Evolve then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

Evolve reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status; (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, Evolve will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

Evolve reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). Evolve does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. Evolve’s review is based on information contained in the loan file at the time it is provided to Evolve to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i)	timing and content of the right to receive copy of appraisal disclosure;

ii)	charging of a fee for a copy of the appraisal or other written valuation;

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iii)	timing of creditor providing a copy of each appraisal or other written valuation;

iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

Evolve confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, Evolve reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

FOR APPLICATION DATES ON OR AFTER OCTOBER 3, 2015

For mortgage loans with application dates on or after October 3, 2015 additional compliance testing was applicable and conducted by Evolve. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 and FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 sections above plus:

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, Evolve implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the “SFIG Compliance Review Scope”) and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. Evolve worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While Evolve continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. Evolve has worked closely with the NRSROs and Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per Evolve’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that Evolve has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by Evolve will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that Evolve does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Evolve do not constitute legal advice or opinions. They are recommendations or conclusions based on

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information provided to Evolve. Information contained in any Evolve report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Evolve to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Evolve are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Evolve does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Evolve.

Evolve reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(XII) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):

i)	confirm the presence of LE for applications on or after October 3, 2015;

ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;

iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;

iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;

v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;

vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;

vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);

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viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and

ix)	confirm LE was not provided to the borrower on or after the date of the CD.

b)	Closing Disclosure (CD) (§§1026.19 and 38):

i)	confirm the presence of CD for applications on or after October 3, 2015;

ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;

iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;

iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;

v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;

vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and

vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)

c)	Your Home Loan Toolkit (§1026.19):

i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and

ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

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(XIII) Document Review

Evolve reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

■	Loan Estimates;

■	Closing Disclosures; and

■	Certain other disclosures related to the enumerated tests set forth herein.

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